EXHIBIT 99.1

Alessandrina Cornet

November 11, 2015

Board of Directors
Satya Worldwide, Inc.
429 N. Dixie Hwy., Suite 201
Pompano Beach, FL  33060

Ladies and Gentlemen:

I hereby resign as the Secretary and Treasurer of Satya Worldwide, Inc., a Florida corporation (the “Company”), effective immediately.  My resignation does not in any way imply or infer any dispute or disagreement with the Company or its management relating to the Company’s operations, policies or practices.

Sincerely,

/s/   Alessandrina Cornet
        Alessandrina Cornet